EXHIBIT 10.2

AMENDMENT NO. 1

TO

SECURED PROMISSORY NOTE

This Amendment No. 1 to Secured Promissory Note (the “Amendment”) is made effective as of October 31, 2008 (the “Amendment Date”) and is entered into by and between Paradigm Holdings, Inc., a Wyoming corporation (the “Company”), and Theresa Kleszewski (the “Lender”).

Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the Note (as defined below).

Whereas, the Company and the Lender are parties to that certain Secured Promissory Note dated April 9, 2007 in the original principal amount of $4,000,000 (the “Note”);

Whereas, the Note provides that the Remainder Amount plus any and all interest accrued thereon shall be due and payable on October 31, 2008 (the “Maturity Date”);

Whereas, the Company desires to extend the Maturity Date and the Lender is willing to extend the Maturity Date in exchange for the consideration described herein; and

Whereas, the Note may be amended by a writing executed by the Company and the Lender.

Now, Therefore, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Company hereby agree as follows:

1.	Payment.

In consideration of the Lender’s signing of this Amendment, the Company shall pay $20,000.00 to each of the Lender and Christian Kleszewski. The Company shall also pay the accrued interest to the Lender under the Note for the period commencing on October 1, 2008 and ending on November 5, 2008 in the amount of $13,978.31, which amount shall be divided between the Lender and Christian Kleszewsk pursuant to Section 3.3 of this Amendment.

2.	Amendment of the Agreement.

The parties hereby agree to amend the terms of the Note as of the Amendment Date as provided below.

2.1 Amendment of Section 2. Section 2 of the Note is hereby amended and restated in its entirety to read as follows:

“2. Maturity. The Remainder Amount of this Note plus any and all interest accrued hereon shall be due and payable on December 15, 2008 (the “Maturity Date”) or as otherwise set forth herein.”

2.2 Amendment of Section 5. The third sentence from the end of Section 5 is hereby amended and restated in its entirety to read as follows:

“In addition, the Company shall pay to the Lender a late charge equal to five percent (5%) of any amount currently due hereunder that is not received by the Lender within five (5) days after the date on which such amount is due; provided, however, that this provision shall not be construed to extend the due date for any amount required to be paid hereunder and provided, further that this provision shall not apply with respect to a failure to pay the Remainder Amount by the Maturity Date.”

2.3 Amendment of Section 5. The following sentence is hereby added at the end of Section 5 of the Note:

“Notwithstanding the foregoing, a failure by the Company to pay the Remainder Amount on or before the Maturity Date (a “Missed Deadline”) shall not constitute a Default under this Note. In the event of a Missed Deadline, the Company shall pay, in immediately available funds, an amount equal to $60,000 plus all accrued and unpaid interest through the Maturity Date to the Lender. After a Missed Deadline, interest shall accrue, at a rate equal to twelve percent (12%) per annum, on the outstanding amounts due hereunder until such amounts are paid, unless otherwise limited by law. In no event shall interest payable on the outstanding amounts due hereunder exceed twelve percent (12%) per annum.”

3. Miscellaneous.
3.1 No Other Changes. All terms of the Note shall remain in full force and effect as amended hereby.

3.2 Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of Maryland as applied to agreements entered into among Maryland residents to be performed entirely within Maryland, without regard to principles of conflicts of law.

3.3 Payment Acknowledgement. The Lender hereby directs the Company to pay one-half (1/2) of all amounts otherwise payable to the Lender under the Note to Christian Kleszewski.

3.4 Counterparts. This Amendment may be executed in counterparts and signatures may be delivered by facsimile, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

In Witness Whereof, the parties have caused this Amendment No. 1 to Secured Promissory Note to be executed by the undersigned as of the date hereof.

COMPANY: PARADIGM HOLDINGS, INC.

By:	/s/ Peter B. LaMontagne
Peter B. LaMontagne
President and Chief Executive Officer

LENDER: THERESA KLESZEWSKI